As filed with the Securities and Exchange Commission on March 6, 1996

                                                       Registration No. 33-56577

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                             SUN MICROSYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

              DELAWARE                                 94-2805249
      (State of Incorporation)                      (I.R.S. Employer
                                                 Identification Number)

                               2550 Garcia Avenue
                            Mountain View, CA 94043
                                 (415) 960-1300
   (Address and telephone number of Registrant's principal executive offices)

                          ---------------------------

                       1990 EMPLOYEE STOCK PURCHASE PLAN
                      1990 LONG-TERM EQUITY INCENTIVE PLAN
                           (Full Title of the Plans)

                      -------------------------------------

                                Scott G. McNealy
                                   President
                             SUN MICROSYSTEMS, INC.
                               2550 Garcia Avenue
                            Mountain View, CA 94043
                                 (415) 960-1300
           (Name, address and telephone number of agent for service)

                      -------------------------------------

                                    Copy to:

                               Judith M. O'Brien
                       WILSON, SONSINI, GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050

                        CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
                                                                             Proposed         Proposed
                                                              Amount          Maximum           Maximum            Amount of
                                                               to be       Offering Price      Aggregate         Registration
 Title of Securities to be Registered                        Registered      Per Share       Offering Price           Fee
------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.00067 par value, to be issued: .........
------------------------------------------------------------------------------------------------------------------------------
Pursuant to the 1990 Employee Stock Purchase Plan ......  7,800,000 shares   $49.9375(1)   $  389,512,500.00(1)  $134,314.66
------------------------------------------------------------------------------------------------------------------------------
Pursuant to the 1990 Long-Term Equity Incentive Plan ... 24,200,000 shares   $49.9375(1)   $1,208,487,500.00(1)  $416,719.83
------------------------------------------------------------------------------------------------------------------------------
           Total ....................................... 32,000,000 shares   $49.9375(1)   $1,598,000,000.00(1)  $551,034.49
------------------------------------------------------------------------------------------------------------------------------


(1) Estimated in accordance with Rule 457 (c) solely for the purpose of calculating the registration fee on the basis of the average of the high and low price for the Common Stock as reported on the Nasdaq National Market System on March 1, 1996.

        The contents of the Registrant's Forms S-8 Registration Statements, Registration No.'s 33-38220 and 33-56577, dated December 14, 1990 and November 23, 1994, respectively, relating to the 1990 Employee Stock Purchase Plan and the 1990 Long-Term Equity Incentive Plan are incorporated herein by reference.

PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits

        Exhibit
        Number          Documents
        ------          ---------
         4.1    1990 Employee Stock Purchase Plan

         4.2    1990 Long-Term Equity Incentive Plan

         5.1    Opinion of Counsel as to legality of securities being registered

        23.1    Consent of Counsel (contained in Exhibit 5.1)

        23.2    Consent of Ernst & Young LLP, Independent Auditors

        24.1    Power of Attorney (see page II-3)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Microsystems, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 5th day of March, 1996.

                                     SUN MICROSYSTEMS, INC.


                                     By:        /s/ MICHAEL E. LEHMAN
                                        ----------------------------------------
                                         Michael E. Lehman, Vice President
                                            and Chief Financial Officer

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott G. McNealy and Michael E. Lehman, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                      Title                        Date
        ---------                      -----                        -----

  /s/  SCOTT G. McNEALY         Chairman of the Board            March  5, 1996
-----------------------------   of Directors, President
       (Scott G. McNealy)       and Chief Executive Officer
                                (Principal Executive Officer)


  /s/  MICHAEL E. LEHMAN        Vice President and               March 5, 1996
-----------------------------   Chief Financial Officer
       (Michael E. Lehman)      (Principal Financial Officer)


  /s/  GEORGE REYES             Vice President and               March 5, 1996
-----------------------------   Controller (Principal
       (George Reyes)           Accounting Officer)


  /s/  L. JOHN DOERR            Director                         March 5, 1996
-----------------------------
       (L. John Doerr)

  /s/  ROBERT J. FISHER         Director                         March 5, 1996
-----------------------------
       (Robert J. Fisher)

  /s/  JUDITH L. ESTRIN         Director                         March 5, 1996
-----------------------------
       (Judith L. Estrin)

  /s/  ROBERT L. LONG           Director                         March 5, 1996
-----------------------------
       (Robert L. Long)

  /s/  M. KENNETH OSHMAN        Director                         March 5, 1996
-----------------------------
       (M. Kenneth Oshman)

  /s/  A. MICHAEL SPENCE        Director                         March 5, 1996
-----------------------------
       (A. Michael Spence)

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                            ------------------------

                                    EXHIBITS

                            ------------------------



                       Registration Statement on Form S-8

                             SUN MICROSYSTEMS, INC.

                                 March 5, 1996

                             SUN MICROSYSTEMS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               INDEX TO EXHIBITS

        Exhibit
        Number          Description
        ------          -----------

         4.1    1990 Employee Stock Purchase Plan

         4.2    1990 Long-Term Equity Incentive Plan

         5.1    Opinion of Counsel as to legality of securities being registered

        23.1    Consent of Counsel (contained in Exhibit 5.1)

        23.2    Consent of Ernst & Young LLP, Independent Auditors

        24.1    Power of Attorney (contained in page II-3)